EXHIBIT H(IX) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K

                          AMENDMENT NO. 1 TO EXHIBIT A

                      TO THE SUB-TRANSFER AGENCY AGREEMENT

                        AMONG FEDERATED SERVICES COMPANY,

                 RETIREMENT PLAN SERVICE COMPANY OF AMERICA AND

                           VISION GROUP OF FUNDS, INC.

                             DATED FEBRUARY 20, 1998

FUND NAME                                                        CUSIP NUMBER

Vision Money Market Fund

    Class A Shares                                               92830F 30 7
    Class S Shares                                               92830F 87 7

Vision Treasury Money Market Fund

    Class A Shares                                               92830F 10 9
    Class S Shares                                               92830F 88 5

Vision New York Tax-Free Money Market Fund

    Class A Shares*                                              92830F 20 8

Vision U.S. Government Securities Fund

    Class A Shares*                                              92830F 40 6

Vision New York Municipal Income Fund

    Class A Shares*                                              92830F 50 5

Vision Growth & Income Fund

    Class A Shares*                                              92830F 60 4

Vision Capital Appreciation Fund

    Class A Shares*                                              92830F 70 3

Vision Equity Income Fund

    Class A Shares*                                              92830F 80 2

Vision Large Cap Growth Fund

    Class A Shares                                               92830F 85 1

*  Original Shares redesignated on June 1, 1999


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As revised:  June 1, 1999

                              FEDERATED SERVICES COMPANY

                              By:
                              Name:

                              Title:

                              RETIREMENT PLAN SERVICE COMPANY
                              OF AMERICA

                              By:
                              Name:

                              Title:

                              VISION GROUP OF FUNDS, INC.

                              By:
                              Name:

                              Title: